UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 11,  2006

______________

OPTIMUMBANK HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

______________

Florida	0001288855	55-0865043
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

2477 E. Commercial Blvd., Ft. Lauderdale, FL 33308

(Address of principal executive offices)

(954) 776-2332

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.) : N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 11, 2006, OptimumBank Holdings, Inc. issued a press release disclosing the upgrade of its common stock listing on the NASDAQ Capital Market to the NASDAQ Global Market effective December 13, 2006 (furnished hereunder as Exhibit 99.1).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1

Press Release issued December 11, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2006	OPTIMUMBANK HOLDINGS, INC.

	By	/s/ Richard L. Browdy
Richard L. Browdy President

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Press Release issued December 11, 2006